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[AIM INVESTMENTS LOGO]     P.O. BOX 9112
--Registered Trademark--   FARMINGDALE, NY 11735


              999 999 999 999 99

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
AIM V.I. DEMOGRAPHIC TRENDS FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                                                                                         OCTOBER 31, 2006
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The undersigned hereby appoints Robert H. Graham, Phil A. Taylor, John M. Zerr, and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of
Shareholders on October 31, 2006, at 3:00 p.m., Central Time, and at any
adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS
SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE
APPROVAL OF THE PROPOSAL.



                                    PROXY MUST BE SIGNED AND DATED BELOW.


                              Dated                      2006
                                    --------------------

                              --------------------------------------------------


                              --------------------------------------------------
                              Signature(s) (if held jointly)   (SIGN IN THE BOX)

                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.



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                              PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE
                              INK OR NUMBER 2 PENCIL. [X]
                              PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


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
                                                                                  FOR         AGAINST        ABSTAIN

1.  Approve a Plan of Reorganization under which all of the assets and            [ ]           [ ]            [ ]
    liabilities of AIM V.I. Demographic Trends Fund (the "Fund"), a
    portfolio of AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I. Capital Appreciation Fund ("Buying Fund"),
    also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.
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PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO
VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.




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'

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
                                                  -------------------------------------------------------------------
                                                            FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

                                                  INTERNET:   Go to WWW.XXXXXX.XXX and follow the online directions.

  [AIM INVESTMENTS LOGO]                          TELEPHONE:  Call 1-XXX-XXX-XXXX and follow the simple instructions.
--Registered Trademark--
                                                  MAIL:       Vote, sign, date and return your card by mail.

                                                  IN PERSON:  Vote at the Special Meeting of Shareholders.

                                                  -------------------------------------------------------------------
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                     EACH CONTRACT OWNER'S VOTE IS IMPORTANT
                           PLEASE VOTE YOUR CARD TODAY

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD


999 999 999 999 99

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
AIM V.I. DEMOGRAPHIC TRENDS FUND (THE "FUND")                                               VOTING INSTRUCTION CARD
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
INSURANCE COMPANY NAME PRINTS HERE                                        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                                          ON BEHALF OF AIM VARIABLE INSURANCE FUNDS
                                                                                        TO BE HELD OCTOBER 31, 2006
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The undersigned hereby appoints the above-reference Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the
Special Meeting of Shareholders on October 31, 2006, at 3:00 p.m., Central Time,
and at any adjournments thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS VOTING
INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                         VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED BELOW.


                         Dated                      2006
                               --------------------

                         -------------------------------------------------------


                         -------------------------------------------------------
                         Signature(s) (if held jointly)        (SIGN IN THE BOX)

                         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                         PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                         PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                             FOR        AGAINST      ABSTAIN

1.  Approve a Plan of Reorganization under which all of the assets and       [ ]          [ ]          [ ]
    liabilities of AIM V.I. Demographic Trends Fund (the "Fund"), a
    portfolio of AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I. Capital Appreciation Fund ("Buying Fund"),
    also a portfolio of Trust, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.